UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 10, 2023

LivePerson, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 7th Ave, Floor M1

New York, New York 10018

(Address of principal executive offices, including zip code)

(212) 609-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2023, LivePerson, Inc. (the “Company”) and Robert P. LoCascio entered into a letter agreement (the “Agreement”). Pursuant to the terms of the Agreement, the Company delivered notice to Mr. LoCascio that the term of his employment agreement with the Company will not be renewed upon the conclusion of its current term on December 31, 2023. In addition, Mr. LoCascio agreed to resign from the Board of Directors (the “Board”) concurrent with his departure as Chief Executive Officer. Mr. LoCascio also resigned as Chairman of the Board and the Board has appointed Jill Layfield as Chair of the Board, effective July 10, 2023. Due to the Board’s determination not to renew the term of Mr. LoCascio’s employment agreement, Mr. LoCascio will be entitled to certain payments upon the conclusion of the current term of employment, as described in the Company’s Amendment No. 1 to its Annual Report for the Fiscal Year Ended December 31, 2022 filed on Form 10-K/A, dated May 1, 2023.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On July 12, 2023, the Company issued a press release discussing the foregoing matters. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, by and between the Company and Robert P. LoCascio, dated July 10, 2023.
99.1	Press Release, issued July 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC.
(Registrant)

Date: July 12, 2023

	By:	/s/ Monica Greenberg
Monica Greenberg
EVP, Public Policy & General Counsel

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